Allianz Life Insurance Company of North America

[Allianz Index Advantage+SM] Variable Annuity Application
[Contract number                                                                          ]
1.	Annuity Registration
Ownership is: [                                                            Individual/Joint                                                          Qualified plan                              Custodian                          Trust (Include the date of the trust in the name.)
Religious organtization (e.g., Church) (subject to approval)                                                                                                                              Corporation (e.g., LLC or Nonprofit) (subject to approval) Endowment or Foundation (subject to approval)  Partnership or limited partnership (subject to approval)]

a.	Owner
Individual Owner first name                                                                                MI                          Last name                                                                                Jr., Sr., III Non-individual owner name (Attach Non-Individual Ownership Form or Qualified Plan Acknowledgement Form if applicable.)
                                                                                [Gender:                Male              Female] Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)

Are you a U.S. Citizen?	Yes (If yes, then proceed to address.)	No (If no, then proceed to next question.)
Are you a non-resident alien?	Yes (If yes, then you are not eligible for this product.)
No (If no, then proceed to Country of Citizenship.)
Country of Citizenship

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

b.	Joint Owner (Must be legally recognized spouses.)

First name                                                                                MI                          Last name                                                                                Jr., Sr., III
                                                                                [Gender:                Male              Female] Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
Relationship to Owner:                                                                                                                            Spouse under a legally recognized marriage  Other
Are you a U.S. Citizen?                                                      Yes (If yes, then proceed to address.)                                                                                          No (If no, then proceed to next question.) Are you a non-resident alien?  Yes (If yes, then you are not eligible for this product.)
No (If no, then proceed to Country of Citizenship.) Country of Citizenship

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number
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1.	Annuity Registration (continued)
c.	Annuitant (complete if different from Owner)

First name                                                                                MI                          Last name                                                                                Jr., Sr., III
                                                                                [Gender:                Male              Female] Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
Relationship of Annuitant to Owner:                                                                                                                                                  Spouse under a legally recognized marriage  Other
Is the Annuitant a U.S. Citizen?                                                                Yes (If yes, then proceed to address.)                                                                              No (If no, then proceed to next question.) Is the Annuitant a non-resident alien?  Yes (If yes, then the Annuitant is not eligible for this product.)
No (If no, then proceed to Country of Citizenship.) Country of Citizenship

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

2.	Optional Death Benefit
[  Maximum Anniversary Value Death Benefit (Carries an additional charge)]

3.	Index Effective Date (This section must be completed.)
•
The Index Effective Date can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary. However, it cannot be the 29th, 30th, or 31st of a month. If the Index Effective Date would occur on the 29th, 30th, or 31st of a month, or on a day that is not a Business Day, we change the Index Effective Date to be the next available Business Day.

•	If the Index Effective Date is not the Issue Date, Purchase Payments will be placed in the [AZL® Government Money Market Fund] until the Index Effective Date.
[
Earliest Index Effective Date – If chosen, the earliest Index Effective Date is the Issue Date of the Contract when the initial Purchase Payment, application, and requirements are received in good order. This option is not designed to accommodate multiple Purchase Payments (e.g., 1035 exchanges, tax qualified transfers/rollovers, etc.) expected before the first Quarterly Contract Anniversary.

OR
Deferred Index Effective Date – If chosen, the deferred Index Effective Date is the first Quarterly Contract Anniversary. You can change the Index Effective Date prior to the first Quarterly Contract Anniversary by contacting Allianz Life Insurance Company of North
America (Allianz). This option is designed to accommodate multiple Purchase Payments expected before the first Quarterly Contract
Anniversary.]
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4.	Index Options
•	Allocations must be in whole percentages (e.g., 33.3% or dollars are not permitted) which total 100%.
•	If Purchase Payments are received before the Index Effective Date the following will occur:
-	Your Purchase Payments will be placed in the [AZL® Government Money Market Fund].
-	Then, on the Index Effective Date we will rebalance your Contract Value among your selected Allocation Options below.
•	[If additional Purchase Payments are received after the Index Effective Date then your Purchase Payment will be placed in the [AZL® Government Money Market Fund] until the next Index Anniversary.]
•	[We only allow allocations (both Purchase Payments and transfers of Contract Value) into the Index Options on the Index Effective Date and on subsequent Index Anniversaries.]
•	Please see the current prospectus for allocation requirements.

[Index Options
 6-Year Term                                                                                                                                                                                                                     Index Performance Strategy
% S&P 500® Index with a 10% buffer                                                                                                              % Russell 2000® Index with a 10% buffer
 3-Year Term                                                                                                                                                                                                                     Index Performance Strategy
% S&P 500® Index with a 10% buffer                                                                                                            % S&P 500® Index with a 20% buffer
% Russell 2000® Index with a 10% buffer                                                                                                            % Russell 2000® Index with a 20% buffer
 1-Year Term                                                                                                                                                                                                                     Index Performance Strategy  Index Guard Strategy
% S&P 500® Index with a 10% buffer                                                                                                            % S&P 500® Index with a -10% floor
% Russell 2000® Index with a 10% buffer                                                                                                            % Russell 2000® Index with a -10% floor
% Nasdaq-100® Index with a 10% buffer                                                                                                            % Nasdaq-100® Index with a -10% floor
% iShares® MSCI Emerging Markets ETF with a 10% buffer                                                                                                                                        % iShares® MSCI Emerging Markets ETF with a -10% floor
% EURO STOXX 50® with a 10% buffer                                                                                                            % EURO STOXX 50® with a -10% floor

Index Precision Strategy                                                                                                            Index Protection Strategy with Trigger *
% S&P 500® Index with a 10% buffer                                                                                                            % S&P 500® Index
% Russell 2000® Index with a 10% buffer                                                                                                            % Russell 2000® Index
% Nasdaq-100® Index with a 10% buffer                                                                                                            % Nasdaq-100® Index
% iShares® MSCI Emerging Markets ETF with a 10% buffer                                                                                                                                        % iShares® MSCI Emerging Markets ETF
% EURO STOXX 50® with a 10% buffer                                                                                                            % EURO STOXX 50®

Total of                           % (must equal 100%)

* 100% protection against loss]
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5. Beneficiary Designation (If additional space is needed, attach a complete list signed and dated by Owner(s).)
Primary Contingent	Percentage	Relationship	Social Security Number/TIN [1]	Phone number
Individual first name	MI	Last name	Date of birth (mm/dd/yyyy)[1]	[Gender Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name			Email
Street address		City	State	ZIP code

Primary Contingent	Percentage	Relationship	Social Security Number/TIN [1]	Phone number
Individual first name	MI	Last name	Date of birth (mm/dd/yyyy)[1]	[Gender Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name			Email
Street address		City	State	ZIP code

Primary Contingent	Percentage	Relationship	Social Security Number/TIN [1]	Phone number
Individual first name	MI	Last name	Date of birth (mm/dd/yyyy)[1]	[Gender Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name			Email
Street address		City	State	ZIP code
1Required if spouse
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6. Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life Insurance Company of North America (Allianz).

Include replacement forms if required
Method of Payment (Select all that apply)
Purchase Payment enclosed with application.                                                                                                                                                  Total amount enclosed: $
Plan type at prior financial institution or contribution instructions:
[Qualified                                                                                          [Roth (Qualified)
Traditional IRA                                                                                          Contribution to Roth IRA for year
SEP IRA                                                                                          Roth IRA
Employer contribution to SEP IRA                                                                                      Inherited IRA (Qualified)
Contribution to Traditional IRA for year                                                                                                      NOTE: Inherited IRA contracts are not available for this product
SIMPLE IRA
Qualified Plan (401(a) plan)
401(k)
401(k) Roth
Inherited IRA Inherited Roth IRA Inherited SEP IRA Inherited SIMPLE IRA
457(b) Plan                                                                                      Nonqualified
HR10/Keogh                                                                                          Other nonqualified payment]
Profit Sharing Plan
Money Purchase Plan
One Person Defined Benefit Plan
Pension TSA (403b)
Other                                                    ]

This Contract will be funded by money requested or facilitated by Allianz with transfer forms included.
If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].
Total expected amount: $

This Contract will be funded by money requested or facilitated by Allianz when transfer forms are received at a later date.
If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].
Total expected amount: $

This Contract will be funded by money not requested or facilitated by Allianz.                                                                                                                                                                                              Total expected amount: $
Plan type at prior financial institution or contribution instructions:
[Qualified                                                                                          [Roth (Qualified)
Traditional IRA                                                                                          Contribution to Roth IRA for year
SEP IRA                                                                                          Roth IRA
Employer contribution to SEP IRA                                                                                      Inherited IRA (Qualified)
Contribution to Traditional IRA for year                                                                                                      NOTE: Inherited IRA contracts are not available for this product SIMPLE IRA  Inherited IRA
Qualified Plan (401(a) plan)                                                                                          Inherited Roth IRA
401(k)                                                                                          Inherited SEP IRA
401(k) Roth                                                                                          Inherited SIMPLE IRA
457(b) Plan                                                                                      Nonqualified
HR10/Keogh                                                                                          Other nonqualified payment]
Profit Sharing Plan
Money Purchase Plan
One Person Defined Benefit Plan
Pension TSA (403b)
Other                                                    ]
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7.	Plan Specifics (This section must be completed to indicate how this Contract should be issued.)

[Nonqualified:	Nonqualified
Qualified plans:	401(k)	HR10/Keogh	Profit Sharing Plan	Money Purchase Pension Plan

IRA:
One Person Defined Pension Plan
Traditional IRA                                      SEP IRA                          Roth IRA  Roth IRA (conversion of existing IRA)]

8.	Replacement (This section must be completed.)
Yes        No  Do you have existing life insurance policies or annuity contracts?
Yes        No  Will the annuity contract applied for replace or change existing policies or contracts?
Notice to Financial Professional: If the Owner does have existing life insurance policies or annuity contracts and the application is being written in an NAIC replacement model state, Allianz requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Financial Professional and Owner, with the Application. Replacement forms must be signed and dated on or before the application signed date.

9.	Electronic Authorization
[
Yes Allianz accepts allocation, transfer, Index Effective Date change instructions, Performance Lock instructions, and other administrative instructions by electronic notification. Electronic authorizations include, but are not limited to, requests received by telephone, fax, email, or on our website. By selecting “yes”, I am authorizing and directing Allianz to act on electronic instructions from my Financial Professional and/or any qualified person in the employ or administrative support of my Financial Professional to transfer and allocate Contract Value among the variable investment options and any other available allocations options and authorization for Index Effective Date changes and Performance Locks. Notwithstanding my authorization to Allianz, I understand I must approve the transactions recommended by my Financial Professional prior to submission to Allianz, unless I have separately and independently given my Financial Professional discretion over my contract. This authorization remains in effect until revoked by me. If I have multiple Financial Professionals as my current Financial Professional, they may act independently.

If a Financial Professional is removed from my contract, any new Financial Professional added to my contract will have the same authority granted by this authorization. My Financial Professional shall maintain all required authorizations pursuant to Form ADV, power of attorney, agreement, or otherwise. If “yes” is not checked, electronic instructions will not be accepted from my Financial Professional or any qualified person in the employ or administrative support of my Financial Professional. Allianz will use reasonable procedures to confirm that these electronic instructions are valid. As long as these procedures are followed, the company and its officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost arising from unauthorized or fraudulent instructions. We reserve the right to deny any electronic transfer request, Index Effective Date change, Performance Lock, or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.]

10.	Certification of Taxpayer Identification Number
[If you are applying for this product and/or requesting payments as a U.S. Person, the IRS requires you to agree to the following statements. If you are not a U.S. Person, you are not eligible to apply for this product.
Under penalties of perjury, I certify that:
1.	The Taxpayer Identification Number shown on this form is correct or I am waiting for a number to be issued to me.
2.	I am not subject to backup withholding because:
a.	I am exempt from backup withholding, or
b.	I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or
c.	The IRS has notified me that I am no longer subject to backup withholding.
3.	I am a U.S. person, and
4.	The Foreign Account Tax Compliance Act (FATCA) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Check the box ONLY if the IRS has notified you that you are currently subject to backup withholding because you failed to report interest and dividends on your tax return.]
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11.	Financial Professional
Notice to Financial Professional: Applicable product training must be completed for the state for which this sale occurred.
By signing below, the Financial Professional certifies to the following:
•	I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•	The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.
•	The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
•	I hereby certify that I only used sales materials that were previously approved by Allianz in my presentation.
•	I further certify that I left a copy of all sales material used during my presentation with the applicant.
•	I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•	If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

[Financial Professional’s signature (Primary)	B/D Rep. ID
First and last name (please print)	Percent split
Address	Telephone number
Email	Cell phone number
Financial Professional’s signature (Secondary)	B/D Rep. ID
First and last name (please print)	Percent split
Email	Cell phone number
Broker/dealer name (please print)

Authorized signature broker/dealer (if required)

Commission options (please check one) A  B  C  D
(Some commission options may not be available through your Broker/Dealer. Please contact your Broker/Dealer to confirm which
]
options are available.)

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12.	Agreements and Signatures

By signing below, I, the Owner, understand and agree to the following:
•	I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.
•	I understand that the Contract Value may increase or decrease depending on the investment results of the Allocation Options and that there is no guaranteed minimum Variable Account Value.
•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.
•	No representative is authorized to modify this agreement or waive any Allianz rights or requirements.
•	If this Contract is being funded by an indirect rollover, I have complied with the requirement that only one rollover is permitted within a one year period from all of the IRAs I own.
For information on current benefit features, restrictions or charges please review with your Financial Professional.
The statement of additional information is available at [www.allianzlife.com].
[The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.]
As the authorized signer, please sign your name and date below in the appropriate space or we will not be able to process your request.

Signed at (City and State)

Owner’s signature:                                                                                                                                               Date:
MM/DD/YYYY

Joint Owner’s signature:                                                                                                                                               Date:
MM/DD/YYYY

Alternate signatures, if applicable

Trust:                                                             as trustee of the:                                                                                     Date:
TRUSTEE’S SIGNATURE                                                                                TRUST NAME (PRINTED)                                                                    MM/DD/YYYY

Trust:                                                             as trustee of the:                                                                                       Date:
TRUSTEE’S SIGNATURE                                                                                    TRUST NAME (PRINTED)                                                                MM/DD/YYYY

Trust:                                                             as trustee of the:                                                                                       Date:
TRUSTEE’S SIGNATURE                                                                                    TRUST NAME (PRINTED)                                                                MM/DD/YYYY

Power of attorney:                                                                                             by:                                                     Date:
OWNER’S NAME (PRINTED)                                                            ATTORNEY IN FACT’S SIGNATURE(S)                                                                              MM/DD/YYYY
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[The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz.
Allianz products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investments generally or in Allianz products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz, but which may be similar to and competitive with Allianz products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD- PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]
[The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock
Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the
Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]
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[The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.]
[The EURO STOXX 50®, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz products.
•	recommend that any person invest in Allianz products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
•	have any responsibility or liability for the administration, management or marketing of Allianz products.
•	consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO
STOXX 50 and the data included in the EURO STOXX 50;
•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz products generally.
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.]
[The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”) and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries.
BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries. ]

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